Registration No. 333-
                                                                         -------
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   ----------

                            WESCO INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                      25-1723345
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

      COMMERCE COURT, SUITE 700
        FOUR STATION SQUARE
       PITTSBURGH, PENNSYLVANIA                               15219
      (Address of principal executive offices)              (Zip Code)


                WESCO DISTRIBUTION, INC. RETIREMENT SAVINGS PLAN
                            (Full title of the plan)

                               STEVEN A. BURLESON
              VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER
                            WESCO INTERNATIONAL, INC.
                            COMMERCE COURT, SUITE 700
                               FOUR STATION SQUARE
                         PITTSBURGH, PENNSYLVANIA 15219
                     (Name and address of agent for service)

                                 (412) 454-2200
             (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

======================----------------------------------------------------------
      TITLE OF                         PROPOSED       PROPOSED        AMOUNT OF
     SECURITIES       AMOUNT TO BE     MAXIMUM         MAXIMUM      REGISTRATION
  TO BE REGISTERED     REGISTERED   OFFERING PRICE    AGGREGATE         FEE
                                     PER SHARE(2)  OFFERING PRICE

================================================================================

Common Stock, par      2,000,000(1)    $7.19(2)      $14,380,000       $3,997.64
value $0.01 per share

================================================================================

      (1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate number of interests to be offered or sold pursuant to the WESCO Distribution, Inc. Retirement Savings Plan.

     (2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h). The fee is calculated on the basis of the average of the high and low prices for the Registrant's Common Stock reported on the New
York       Stock        Exchange       on       November        11,        1999.
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



PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by the Registrant with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), are incorporated by reference into this Registration Statement: (i) the prospectus filed with the Commission as part of the Registration Statement on Form S-1 (File No. 333-73299), filed on March 3, 1999, as amended; and (ii) the description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A12B, as the same may be amended.

     All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered by this Registration Statement have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement. Each document incorporated by reference into this Registration Statement shall be deemed to be a part of this Registration Statement from the date of filing of such document with the Commission until the information contained therein is superseded or updated by any subsequently filed document which is incorporated by reference into this Registration Statement or by any document which constitutes part of the prospectus relating to the WESCO Distribution, Inc. Retirement Savings Plan (the "Plan") meeting the requirements of Section 10(a) of the Securities Act.


ITEM 4. DESCRIPTION OF SECURITIES.

     The class of securities to be offered under this Registration Statement is registered under Section 12 of the Exchange Act.


ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

     None.


ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Under Section 145 of the Delaware General Corporation Law (the "DGCL"), a corporation has the power to indemnify directors and officers under certain prescribed circumstances and subject to certain limitations against certain costs and expenses, including attorneys' fees actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party by reason of his being a director or officer of the corporation if it is determined that he acted in accordance with the applicable standard of conduct set forth in such statutory provision. Article VI of the Registrant's By-Laws provides that the Registrant will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was serving at the request of the Registrant as a director, officer, employee or agent of another entity, against certain liabilities, costs and expenses. Article VI further permits the Registrant to maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another entity against any liability asserted against such person and incurred by such person in any such capacity or arising out of his status as such, whether or not the Registrant would have the power to indemnify such person against such liability under the DGCL. The Registrant maintains directors' and officers' liability insurance.



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     Section 102(b)(7) of the DGCL permits a corporation,  in its certificate of incorporation, to limit or eliminate, subject to certain statutory limitations, the liability of directors to the corporation or its stockholders for monetary damages for breaches of fiduciary duty except for liability (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit. Article SIXTH of the Registrant's Certificate of Incorporation contains the following provision regarding limitation of liability of the Registrant's directors and officers:

     "(e) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this [Third Restated Certificate of Incorporation] shall eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit."


ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     None.


ITEM 8. EXHIBITS.

     The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

EXHIBIT NO.                     DESCRIPTION
-----------                     -----------

   4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Form S-1 filed on March 3, 1999 (File No. 333-73299)).

   4.2         Amended and  Restated   By-Laws  of the Registrant  (incorporated
               by reference to Exhibit 3.2 to the Registrant's Form S-1 filed on March 3, 1999 (File No. 333-73299)).

   5.1 Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the shares being registered hereunder.

  23.1         Consent of PricewaterhouseCoopers LLP.

  23.2         Consent of Anchin, Block & Anchin LLP.

  23.3 Consent of Kirkpatrick & Lockhart LLP (included in the Opinion filed as Exhibit 5.1).

  24.1 Power of Attorney (set forth on the signature page of this Registration Statement).

     The undersigned Registrant hereby undertakes to submit the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.



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ITEM 9. UNDERTAKINGS.

     (a) The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers of sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                      * * *

     (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on this 27th day of October, 1999.


                                WESCO INTERNATIONAL, INC.


                           By:  /s/ ROY W. HALEY
                                ------------------------------------------------
                                Roy W. Haley
                                Chairman, President and Chief  Executive Officer

     We, the undersigned directors and officers of WESCO International, Inc., do hereby constitute and appoint Roy W. Haley and Steven A. Burleson, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act and any rules, regulations and requirements of the Commission, in connection with this Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date(s) indicated:

SIGNATURE                               CAPACITY                       DATE
---------                               --------                       ----

/s/ Roy W. Haley            Chairman, President and Chief       October 27, 1999
-------------------------   Executive Officer (Principal
Roy W. Haley                Officer)


/s/ Steven A. Burleson       Vice President, Chief              October 27, 1999
-------------------------    Financial Officer and
Steven A. Burleson           Treasurer (Principal Financial
                             Officer and Principal Accounting
                             Officer)


/s/ James L. Singleton       Director                           October 27, 1999
-------------------------
James L. Singleton

/s/ James A. Stern           Director                           October 27, 1999
-------------------------
James A. Stern

/s/ Anthony D. Turtone       Director                           October 27, 1999
-------------------------
Anthony D. Tutrone


/s/ Michael J. Cheshire      Director                           October 27, 1999
-------------------------
Michael J. Cheshire

/s/ Robert J. Tarr, Jr.      Director                           October 27, 1999
-------------------------
Robert J. Tarr, Jr.



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SIGNATURE                               CAPACITY                       DATE
---------                               --------                       ----

/s/ Kenneth L. Way            Director                          October 27, 1999
-------------------------
Kenneth L. Way

     Pursuant to the requirements of the Securities Act of 1933, the undersigned Plan Administrator of the WESCO Distribution, Inc. Retirement Savings Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on October 27, 1999.



                                   WESCO DISTRIBUTION, INC. RETIREMENT
                                   SAVINGS PLAN ADMINISTRATIVE COMMITTEE

                                   By: /s/ Steven A. Burleson
                                       -----------------------------------------
                                       Steven A. Burleson, Chairman





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                                  EXHIBIT INDEX

EXHIBIT NO.                            DESCRIPTION
-----------                            -----------

  4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Form S-1 filed on March 3, 1999 (File No. 333-73299)).

  4.2 Amended and Restated By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Form S-1 filed on March 3, 1999 (File No.
                333-73299)).

  5.1 Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the shares being registered hereunder.

 23.1           Consent of PricewaterhouseCoopers LLP.

 23.2           Consent of Anchin, Block & Anchin LLP.

 23.3 Consent of Kirkpatrick & Lockhart LLP (included in the Opinion filed as Exhibit 5.1).

 24.1 Power of Attorney (set forth on the signature page of this Registration Statement).




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